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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration
Statements (Forms S-8 No. 33-24650 and No. 33-61914) of our report dated March 19, 1993, with respect to the consolidated financial statements and schedules of Spelling Entertainment Group Inc. (formerly The Charter Company) included in this Annual Report on Form 10-K for the year ended December 31, 1993.



                                         ERNST & YOUNG

Cincinnati, Ohio
March 30, 1994